UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 28, 2023

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 2.01 Results of Operations and Financial Condition.

On March 28, 2023, Creative Realities, Inc. (the "Company") issued a press release announcing, among other things, achievement of its previously published target of $43 million of revenue for the year-ended December 31, 2022 (the "2022 Revenue").  A copy of the press release is attached hereto as Exhibit 99.1 The portions of the press release describing the 2022 Revenue is deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into Item 8.01 below or any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

As previously reported, on February 7, 2023, the Company issued a press release announcing that Pegasus Capital Advisors, L.P. (“Pegasus”) made a non-binding proposal to acquire of all of the outstanding shares of common stock of the Company not owned by Pegasus (the “Proposal”) for a purchase price of $0.83 per share (or, as a result of our recent reverse stock split, $2.49 per share) in cash. The Special Committee of the Company’s Board of Directors (the “Special Committee”) has concluded that such Proposal undervalues the Company based on the Company’s existing business and current and future prospects, and is not in the best interests of the Company’s existing shareholders.

The Special Committee advised Pegasus that it has rejected the Proposal. The Special Committee remains available to evaluate and respond to any revised proposal.  There can be no assurance that any revised proposal or definitive offer will be made or accepted, that any agreement will be executed, or that any transaction will be consummated.

The press release attached as Exhibit 99.1 describes the foregoing and (except with respect to the discussion of the 2022 Revenue) is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
99.1	Press Release dated March 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: March 28, 2023	By:	/s/ Will Logan
Will Logan
Chief Financial Officer

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